SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☐     Definitive Additional Materials
☒ Soliciting Material Pursuant to Section 240.14a-12

meVC DRAPER FISHER JURVETSON FUND I, INC.
(d/b/a MVC CAPITAL)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         ☒      No fee required.

         ☐      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

         ☐      Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

mVC | CAPITAL

Customized financing solutions for premier venture-backed IT companies.

MVC Listed NYSE

Investor Presentation
Annual Meeting 2003

MVC Capital

The Right Time

The Fund's strong cash position combined with improving deal flow at attractive valuations.

The Right Strategy

Customized financing solutions for premier venture-backed IT companies via a hybrid equity/debt model.

The Right People

Hands-on venture expertise and a world-class Board of Directors committed to building shareholder value.

The Right Time

We believe the current market environment offers substantial investment opportunities to create value for both the near- and long-term.

Venture Capital Requires Patience

Venture Capital J-curves for Vintage Years 1980 thru 1995



10,000
8,000
6,000
4,000
2,000
0
(2,000)
(4,000)
Net Cash Flow ($1000s)
80
84
88
92
96
'00
Year

Source: Thomson Venture Economics

mvC CAPITAL

Historical Top-Tier VC Performance



Top Quartile VC
S&P 500 Index
5-Year IRR
100
80
60
40
20
0
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
Year

Source: Thomson Venture Economics as of 12/31/01. Reflects funds formed from 1969-2000 (quarterly returns)

MVC CAPITAL

Prudent Steps in a Tough Market

- **Q3 2001:** MVC preserves cash amid market decline and in anticipation of a cyclical downturn
- **Q4 2002:** MVC adopts hybrid equity/debt strategy to capitalize on improving market conditions
- **Q1 2003:** MVC nominates a world-class board of directors
- **NOW:** MVC actively investing through hybrid strategy
  MVC sees improved deal flow from top-tier VCs

The goal of all investing: Buy low and sell high

Responding to Opportunities

- **Right time to invest in venture capital**
  - Only highest quality companies are being funded today
  - Significantly lower valuations than past few years

- **Improving competitive landscape**
  - New players exiting venture industry
  - Existing players using resources to support current portfolio
  - Major providers of venture debt are out of the market

- **MVC is well positioned**
  - Considerable deal flow resulting from hybrid strategy
  - Strong cash position

Valuations Nearing Ten Year Lows



Median Pre-Money Valuations
Median Premoney Valuation ($M)
30
25
20
15
10
5
0
8.05
8.5
10.7
9.5
11.15
13
15.35
20.45
24.65
15.91
10.63
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
1H02

Reflects data for 21,700 venture-backed companies tracked by VentureOne from their initial round of financing until they achieve liquidity, become profitable with no plans for future financing, or go out of business.

MVC CAPITAL

Improving Competitive Landscape



Venture Funds Raised
Funds Raised ($B)
100
90
80
70
60
50
40
30
20
10
0
2.9
6.5
7.4
7.1
12.5
17.5
30.3
50.8
86
46
8.5
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
YTD02

Reflects data for 5,400 investors tracked by VentureOne. All major VC firms are surveyed quarterly.

MVC CAPITAL

The Right Strategy

MVC's hybrid equity/debt strategy allows us to create a broad range of highly customized financing solutions for information technology companies.

The Hybrid Model

- **Benefits to shareholders**
  - Potential for equity returns with relative stability of debt
  - Balances long-term capital appreciation with current income
  - Designed to provide more consistent returns

- **Significant competitive advantages**
  - Few others offer venture debt while demand is growing
  - Customized financing solutions
  - Symbiotic relationship with VCs
  - Market niche between venture banks and VCs
    - Banks highly regulated
    - VCs unlikely to provide debt

Flexible Competitive Positioning


RISK
MVC will adjust its allocations to equity
and debt depending on the market cycle
Venture Equity
Venture Debt
Venture Banks
RETURN

Venture Equity Strategy

- **Co-invest with top-tier VCs in late stage deals**
  - Source deals through existing network of VCs
  - Leverage new relationships created through debt capability
- **Focus on market leading companies**
  - High-growth industries (network security, EDA)
  - Significant revenue
  - At or close to cash flow positive
- **Current emphasis on enterprise software consolidations**
- **Maintain sufficient cash to support portfolio companies**

Venture Debt Strategy

- Secured debt financing to IT companies backed by the best VCs
  - Term loans
  - Mezzanine debt
  - Convertible debt

- Interest and fee income designed to offset operating expenses and create potential dividends

- Warrant coverage provides equity participation on the upside

- Downside protection mechanisms
  - Liquidity preference over equity
  - Principal amortization
  - Covenants

Recent Deals

Arcot Systems, Inc.

Business: Leader in transactional security
Investment: $5 million senior secured loan
Preferred warrants
Investors: Accel, Onset

Synhrgy HR Technologies, Inc.

Business: HR systems integration
Investment: $5 million senior secured loan
Preferred warrants
Investors: Validus, Richland, T. Rowe Price

Integral Development Corp.

Business: Web-based capital markets transactions
Investment: $5 million senior secured loan
Preferred warrants
Investors: Accel, Bain, Pivotal

Sygate Technologies, Inc.

Business: Network security software
Investment: $4 million convertible preferred stock
Investors: Trident, Trinity

B.S. Management, Inc.

Business: Educational and training services
Investment: $3 million convertible promissory note
Investors: AIM public company

Compelling Market Valuation

MVC's Book Value

Cash	$118.1 million	$7.25
Venture Equity	$52.1 million	$3.20
Venture Debt	$18.0 million	$1.10
Net Assets	$188.1 million	$11.54

MVC's Market Value

Price	$8.50
Market Capitalization	$138.5 million
52 Week Range	$7.10 to $10.07
Discount to NAV	-26%

Ascribed Value of Venture Portfolio $1.25 per share

MVC CAPITAL

Data as of January 31, 2003

Bottom Up Analysis

Private Investments Valued Over $1,000,000

COMPANY	QTR. INVESTED	SECURITY	COST ($)	BOOK VALUE ($)	BV/SHARE ($)
Arcot Systems	Q4-02	Debt	5,050,000	5,001,253	0.31
B.S. Management	Q4-02	Debt	3,000,000	3,000,000	0.18
Integral Development Corp.	Q4-02	Debt	5,050,000	5,001,253	0.31
Synhrgy HR Technologies	Q4-02	Debt	5,000,000	4,951,345	0.30
Sygate Technologies	Q4-02	Equity	4,000,000	4,000,000	0.25
CBCA, Inc.	Q2-02	Equity	11,999,995	11,999,995	0.74
Phosistor Technologies	Q1-02	Equity	1,000,000	1,000,000	0.06
0-In Design Automation	Q4-01	Equity	4,000,001	4,000,001	0.25
Actelis Networks	Q2-01	Equity	5,000,003	2,500,002	0.15
ProcessClaims	Q2-01	Equity	2,400,020	3,343,770	0.21
Ishoni Networks	Q4-00	Equity	10,000,003	2,499,900	0.15
SafeStone Technologies	Q4-00	Equity	4,015,403	1,499,886	0.09
AuctionWatch	Q2-00	Equity	6,634,001	1,134,001	0.07
Blue Star Solutions	Q2-00	Equity	12,999,998	4,499,990	0.28
Endymion Systems	Q2-00	Equity	7,000,000	2,000,314	0.12
FOLIOfn	Q2-00	Equity	15,000,000	2,999,768	0.18
Sonexis	Q2-00	Equity	10,000,000	7,000,001	0.43
			112,149,423	66,431,479	4.08

Data as of January 31, 2003

MVC CAPITAL

Investment Pipeline

- Term sheet discussions with several promising companies
  - Five are at or near cash flow positive
  - Four have revenue run rates of $20+ million
- Tracking 350+ venture-backed late stage companies

The Right People

MVC's investment team combines hands-on operating experience and technical expertise with a single focus on building shareholder value.

Venture Capital Requires Special Skills

- Investment and market cycle acumen
- Hands-on operating experience
- Technology expertise
- Understanding of complex financial structures

MVC Capital

300 venture financings worth of combined experience

Investment Leadership

John M. Grillos, CEO

- 20 years of IT operating experience
- Founder & Managing Partner, ITech Venture Partners, LP
- COO, SmartForce PLC
- Managing Director, SoundView Venture Partners, LP
- Managing Director, Venture Capital, Robertson Stephens
- B.S. Electrical Engineering & Computer Science, Illinois Institute of Technology
- M.B.A., University of Chicago

William "Boots" Del Biaggio, President

- Co-founder & CEO, Sand Hill Capital
- Co-founder, Pacific Business Funding Corp. (GBBK)
- Founder, Heritage Bank of Commerce (HTBK)

The Right People

MVC has assembled a world-class Board of Directors who believe in our investment strategy and can provide valuable resources for its execution.

Building a World-class Board

Michael H. Jordan
Former Chairman & CEO, CBS Corporation. Board member of Dell Computer Corp., Aetna, Inc., i2 Technologies and Pinnacor Inc.

Vincent H. Tobkin
Director, Founder & Head, Worldwide Technology and Telecom, Bain & Company. Earlier, he founded and was a General Partner of Sierra Ventures and a Partner, High Technology Practice, McKinsey & Company.

Frederick M. Hoar
He has shaped communications and marketing strategies for leading technology firms, from Fairchild to RCA. He led communications during Apple's IPO and was involved with the launch of the Lisa and Macintosh computers.

Laurence R. Hootnick
Former President & CEO, Maxtor Corp. As a Senior Vice President of Intel, his responsibilities included Finance & Administration and Worldwide Sales & Marketing; also, former President of Intel's Embedded Control & Memory Group. Co-founder of Acuity Ventures.

James K. Sims
Co-founder, Chairman & CEO, GEN3 Partners; Founder & CEO, Cambridge Technology Partners;
Founder, Chairman & CEO, Concurrent Computer Corp.; Board member, RSA Security.

Peter J. Locke
Commercial and financial arbitrator and former Managing Director and Head of the Western Region of Citibank Corporate Banking.

Our Director Candidates Create Value

- Helped create over 200 information technology companies
- Started companies that have created over 10,000 jobs
- Helped create over $100 billion in shareholder value
- Managed revenues in excess of $10 billion/year
- 6 of the 7 have been CEOs, 2 have been public company CFOs

Looking Ahead

- Continue to execute hybrid equity/debt strategy
- Support promising portfolio companies
- $20 million share buyback program
- Work with Board of Directors to maximize shareholder value through optimal use of the Fund's liquid resources

MVC Capital

The Right Time

The Fund's strong cash position combined with improving deal flow at attractive valuations.

The Right Strategy

Customized financing solutions for premier venture-backed IT companies via a hybrid equity/debt model.

The Right People

Hands-on venture expertise and a world-class Board of Directors committed to building shareholder value.

Disclaimer

MVC Capital ("MVC") is not a registered broker/dealer and may not sell, offer to sell or offer to buy any security. The material in this presentation is strictly informational. This is neither an offer to sell securities nor a solicitation of an offer to buy any securities. During the course of this presentation, we may provide projections or other forward looking statements regarding events and/or future financial performance. Such statements may involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We wish to caution you that such statements are just predictions and that actual events or results may differ materially. MVC in no way guarantees its performance. We also wish to caution you that this presentation is based on sources believed to be reliable, however, no assurances of their reliability can be made. Potential risks and uncertainties may include, but are not limited to, recent changes in senior management, fluctuations in operating results, market conditions and changes in technology and increased competition.

- IN CONNECTION WITH THE ABOVE-DESCRIBED MATTERS AND ITS ANNUAL MEETING 2003 OF SHAREHOLDERS, meVC DRAPER FISHER JURVETSON FUND I, INC. (d/b/a MVC CAPITAL) HAS FILED A PROXY STATEMENT AND INTENDS TO FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT AND THESE OTHER MATERIALS WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CONCERNING MVC CAPITAL AT THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. SHAREHOLDERS MAY ALSO OBTAIN FOR FREE THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY MVC CAPITAL WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE ABOVE-DESCRIBED MATTERS BY DIRECTING A REQUEST TO BRIAN MATTHEWS AT 3000 SAND HILL ROAD, BUILDING ONE, SUITE 155, MENLO PARK, CA 94025 OR 650-926-7015.
- MVC CAPITAL AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM MVC CAPITAL SHAREHOLDERS WITH RESPECT TO THE ABOVE-DESCRIBED MATTERS. INFORMATION REGARDING THESE DIRECTORS AND EXECUTIVE OFFICERS AND THEIR OWNERSHIP OF MVC CAPITAL COMMON STOCK IS SET FORTH IN MVC CAPITAL'S PROXY STATEMENT FOR ITS ANNUAL MEETING 2003 OF SHAREHOLDERS. ADDITIONAL INFORMATION REGARDING THESE DIRECTORS AND EXECUTIVE OFFICERS AND THEIR INTERESTS IS INCLUDED IN THE PROXY STATEMENT.
- Statements in this announcement other than historical data and information constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. Potential risks and uncertainties may include, but are not limited to, recent changes in senior management, fluctuations in operating results, market conditions, changes in technology, increased competition AND OTHER RISKS IDENTIFIED BY MVC CAPITAL FROM TIME TO TIME IN ITS FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

Before making a voting or investment decision,
we encourage you to examine the documents we have
filed with the Securities and Exchange Commission.

mVC | CAPITAL

Investor Presentation
Annual Meeting 2003

The Opportunity: Solution Focused Consolidation

Successful Software Companies Must Have the Right Formula

- ***Focused best-in-class*** suites with vertical relevance and solution depth are required
- ***Scale & Size*** are required to address new market dynamics
- ***Cross-selling & lead generation*** marketing programs must be successful
- ***Cash and profit*** positive from operations immediately
- ***Services*** must be comprehensive & part of an overall solution footprint
- ***Management teams*** must have deep experience in all facets of the business

Equity Growth – Profitability, Increased Sales & Scale

1X Valuation
- Stable Niche Solution
- Viability questions abound
- Cash=STD+LTD+4Qtr's of Loss
- Solid Mgmt Team
- Litigation Free
- 3+ Full Function References
- License Revenue = 30%+

2X Valuation
- Strong Individual Brands
- Consolidated Operations
- Viability not questioned
- Operationally Profitable
- Cash = Growth Reqt's
- Integrated Mgmt
- Stable Revenue
- License Revenue = 45%+

3X Valuation
- Branding
- Consolidated Lead Generation
- Market Leading Programs
- Cross-selling between SWCO's
- Value added services
- Growing revenue
- License revenue = 60%+

4X Valuation
- Market Improvement
- Capital Spending
- $100M+ Revenue



Company 1 $17.0M
Company 2 $17.0M
Company 3 $40.0M
Company 4 $13.5M
Company 5 $50.0M
Company 6 $12.5M
1st Year
Enhance Profitability
Drive Revenue Growth
Step 1
Step 2

MVC CAPITAL

Top Sell Side Multi-channel Commerce Priorities over next 12 Months


60
50
40
30
20
10
0
Multi Channel Selling
Order Mgmt & Visibility
CPFR
After Sales & Service
356 CIO's

mVC CAPITAL

The Market is Crowded, Confused, and Fragmented

Trigo
MarketSoft Leads to Revenue
Allegis
AQUEDUCT The Architects of Selling Online
CLICK
TRILOGY
Azerity
BLUE MARTINI
ESCEND
entigo
ChannelWAVE
COREMETRICS
firepond
COMERGENT
WORLDCHAIN
BIZGENICS
Trapezo
HAHT commerce
velosel
PIVOTAL
InfoNow
enigma
IRONSIDE
SELECTICA
AserA
fourthchannel
VIZIONAL
LeadWorks
YANTRA

…and the ERP & CRM vendors make it worse

Potential Base Target Software Companies

	Business								Technology
Priority Ranking	Solution Provider	HQ Location	Total Revenue ($M)	Cash Position ($M)	Ownership Status	VC's	Industry Focus	CEO	Web Service Enabled
Base Target	Comergent	San Mateo, CA	$ 17.0		Private Raised 58.7M	Mobius	Consumer, Electronics, retail	Jean Kovacs	Java/J2EE
Base Target	ChannelWave	Cambridge, MA, San Jose, CA	$ 10.9		Private Raised 53.7M	Mobius, Lazard, ABS, IronSide	Telco, HighTech, Software, Insur	Chris Heidelberger	Java/J2EE
Base Target	Click Commerce	Chicago, IL	$ 13.5	$ 37.5	Public	Insight Capital	Consumer, Chemical, Auto, Industrial Mfg	Michael Ferro	.NET
Base Target	Selectica	San Jose, CA	$ 39.5	$ 135.0	Public	Draper Fischer Jurvetson	Ins, Healthcare, Auto	Sanjay Mittal	Java/J2EE
Base Target	Allegis	San Fran, CA	$ 15.4		Private	Benchmark, Integral, Amerindo, Seligman	Chemical & Financial Services	Dennis Ryan	.NET/Java
Base Target	Yantra	Tewksbury, MA	$ 25.0		Private Raised $73m	Charles River, Amerindo, Draper, Boston Millenia	High Tech, Electronics, Distribution, Consumer	Devdutt YellurKar	Java/J2EE
Base Target	Blue Martini	San Mateo, CA	$ 32.0	$ 71.5	Public		Consumer, Chemical, Retail, Industrial Mfg	Monte Zweben	Java/J2EE
Base Target	HAHT Commerce	Raleigh, NC	$ 15.0		Private		Chemical, Consumer	Tom Thomas	Java/J2EE
Base Target	Azerity	San Jose, CA	$ 20.0		Private		High Tech, Electronics	Stephen Gold	JAVA/J2EE
Base Target	Entigo Corp	Vienna VA	$ 15.0		Private	Boston Millenia, Ascent, Birchmere	Auto, Software, Aero, Consumer Durable	Steven Layne	Java/J2EE

MVC CAPITAL

Operating Model

Executive Management

- Branding & Shared GTM Lead Generation Programs (Marketing)
- Multi-Channel Strategy Vertical Market Practices (Consulting Services)
- Shared Vertical Market Cross Selling Programs (Sales)

Software Company #1

- Product Marketing
- Product Leadership
- Field Sales
- Minimal Infrastructure

Software Company #2

- Product Marketing
- Product Leadership
- Field Sales
- Minimal Infrastructure

Software Company #3

- Product Marketing
- Product Leadership
- Field Sales
- Minimal Infrastructure

- Shared Implementation & Integration Services Network (PSO)
- Shared Off-Shore Maintenance & Development Network (Product Development)
- Administration, Infrastructure & Support (Shared Services)